UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 9, 2017 (May 5, 2017)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition	3
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 5.07 Submission of Matters to a Vote of Security Holders	3
Item 7.01 Regulation FD Disclosure	3
Item 9.01 Financial Statements and Exhibits	5
SIGNATURE	6
EX - 10.1
EX - 99.1

Item 2.02 Results of Operations and Financial Condition
and
Item 7.01 Regulation FD Disclosure
The following information is furnished pursuant to both Item 2.02 and Item 7.01:
On May 5, 2017, Gibraltar Industries, Inc. (the “Company”) issued a news release and held a conference call regarding results for the three months ended March 31, 2017. A copy of the news release (the “Release”) is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The Company references adjusted financial information in both the Release and the conference call. A reconciliation of these adjusted financial measures is contained in the Release. The information in this Form 8-K under the captions Items 2.02 and 7.01 and Item 9.01, including the Release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless the Company specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
First Amendment to the 2015 Equity Incentive Plan
On May 5, 2017, the stockholders of the Company approved the first amendment (the "2015 Plan Amendment" or the "Amendment") to the Gibraltar Industries, Inc. 2015 Equity Incentive Plan (the "Plan"). The 2015 Plan Amendment was authorized by the Compensation Committee of the Company's Board of Directors on March 24, 2017 subject to approval of the shareholders. The Amendment includes a provision to limit the number of stock options, stock appreciation rights, performance shares, or performance stock units a participant can receive for any calendar year to the equivalent of less than 500,000 shares of the Company's common stock.
The foregoing description of the terms and conditions of the Amendment is qualified in its entirety by reference to the terms and conditions of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders
Gibraltar Industries, Inc. (the "Company") held its Annual Meeting of Stockholders on May 5, 2017 (the "2017 Annual Meeting") in Buffalo, New York. Stockholders representing 29,792,125 shares, or 94.33%, of the common shares outstanding as of the March 20, 2017 record date were present in person or were represented at the meeting by proxy. The items listed below were submitted to a vote of the stockholders through the solicitation of proxies. The proposals are described in the Company's Definitive Proxy Statement for the 2017 Annual Meeting filed April 4, 2017. Final voting results are shown below.
Proposal 1 - Election of Directors
In order to be elected, each nominee for election as a director requires the affirmative vote of a majority of the shares present at the 2017 Annual Meeting and entitled to vote. Six directors were elected to hold office for a one-year term expiring in 2018. The following summarizes the votes received for each nominee for director.

Director	Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
Sharon M. Brady	28,371,171	37,901	8,747	1,374,306
Frank G. Heard	28,373,164	35,364	9,291	1,374,306
Craig A. Hindman	28,367,438	40,158	10,223	1,374,306
Vinod M. Khilnani	28,272,993	136,078	8,748	1,374,306
William P. Montague	26,893,362	1,515,717	8,740	1,374,306
James B. Nish	28,368,965	39,564	9,290	1,374,306

Proposal 2 - Advisory Vote on Executive Compensation ("Say-When-on-Pay")
This proposal was an advisory vote of the stockholders to express a preference whether the Say-on-Pay vote will occur every one, two, or three years. The stockholders approved a one year preference for the Say-on-Pay vote. The following summarizes the voting results for the advisory "Say-When-on-Pay" vote:

1 Year	2 Years	3 Years	Abstain
22,722,221	19,021	5,671,869	4,708
Proposal 3 - Advisory Vote on Executive Compensation ("Say-on-Pay")
This proposal was an advisory vote of the stockholders to approve the Company's compensation of its named executive officers (commonly referred to as the "Say-on-Pay" vote). The stockholders approved of the Company's executive officer compensation in the advisory Say-on-Pay vote. The following summarizes the voting results for the advisory "Say-on-Pay" vote:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
27,559,110	846,311	12,398	1,374,306
Proposal 4 - Approval of the Material Terms of the Special Performance Stock Unit Grant
This proposal required the affirmative vote of holders of a majority of the shares present at the 2017 Annual Meeting and entitled to vote. The following summarizes the voting results for the approval of the material terms of the Special Performance Stock Unit Grant:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
28,247,678	157,469	12,672	1,374,306
Proposal 5 - Approval of the Material Terms of the Annual Performance Stock Unit Grant
This proposal required the affirmative vote of holders of a majority of the shares present at the 2017 Annual Meeting and entitled to vote. The following summarizes the voting results for the approval of the material terms of the Annual Performance Stock Unit Grant:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
28,228,720	175,845	13,254	1,374,306
Proposal 6 - Approval of the First Amendment to the Gibraltar Industries, Inc. 2015 Equity Incentive Plan
This proposal required the affirmative vote of holders of a majority of the shares present at the 2017 Annual Meeting and entitled to vote. The following summarizes the voting results for the approval of the First Amendment of the Gibraltar Industries, Inc. 2015 Equity Incentive Plan:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
27,811,595	596,411	9,813	1,374,306
Proposal 7 - Ratification of Selection of Independent Registered Public Accounting Firm
The selection of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the year ending December 31, 2017 was ratified, based upon the following votes:

Votes Cast For	Votes Cast Against	Abstain
29,607,644	180,080	4,401

Item 9.01    Financial Statements and Exhibits
(a)-(c)    Not Applicable
(d)    Exhibits:

Exhibit No.	Description
10.1	First Amendment to the Gibraltar Industries, Inc. 2015 Equity Incentive Plan
99.1	Earnings Release issued by Gibraltar Industries, Inc. on May 5, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date:	May 9, 2017
		By:	/s/ Jeffrey J. Watorek
Jeffrey J. Watorek
Vice President, Treasurer and Secretary